EX-32.1

                                CERTIFICATION OF
                           PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of WI-TRON, INC. (the "Company") for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission, I, Joe Nordgaard, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 17, 2006


                                        /s/ Joe Nordgaard
                                        ----------------------------------------
                                        Joe Nordgaard
                                        Chief Executive Officer